SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): May 9, 2003

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


       DELAWARE                     333-36234                  94-0905160
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

          1155 Battery Street
      San Francisco, California                                   94111
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000

ITEM 9.  REGULATION FD DISCLOSURE.

         Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated May 9, 2003 titled "Levi Strauss & Co. Announces Successful Completion of Cash Tender Offer - More Than 92% of Outstanding Tendered."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 9, 2003


                                        LEVI STRAUSS & CO.


                                        By /s/ William B. Chiasson
                                           -----------------------
                                           William B. Chiasson
                                           Title:  Senior Vice President
                                                   and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.
-----------

   99                Press Release dated May 9, 2003.

                                                                      Exhibit 99

LEVI                                1155 BATTERY STREET, SAN FRANCISCO, CA 94111
STRAUSS
   & CO.
  NEWS
                                            INVESTOR CONTACT: EILEEN VANESS
                                                              (415) 501-2477

                                               MEDIA CONTACT: LINDA BUTLER
                                                              (415) 501-6070


           LEVI STRAUSS & CO. ANNOUNCES SUCCESSFUL COMPLETION OF CASH
              TENDER OFFER - MORE THAN 92% OF OUTSTANDING TENDERED

SAN FRANCISCO (May 9, 2003) - Levi Strauss & Co. (the "Company") announced that it has successfully completed its tender offer for its outstanding 6.80% Notes due 2003 (the "Notes").

As of 9:00 A.M. Eastern Daylight Time on May 7, 2003, the scheduled expiration date, $192,291,000 in aggregate principal amount of Notes, including $8,404,000 tendered under guaranteed delivery procedures, had been validly tendered, pursuant to the Offer to Purchase dated April 8, 2003 (the "Offer"). The Company accepted for payment all Notes validly tendered in the Offer and sent payment to the Trustee on May 9, 2003.

Credit Suisse First Boston acted as the Dealer Manager and Georgeson Shareholder Communications served as the Information Agent in connection with the Offer.

This news release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements necessarily reflect the best judgment of our senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested. Investors should consider the information contained in our filings with the U.S. Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the fiscal year ended 2002, especially in the Risk Factors and Management's Discussion and Analysis sections, our most recent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

                                       ###